Exhibit 99.5

Principles of Corporate Governance

The Board of Directors (the “Board”) of Global Future City Holding, Inc. (the “Company”) has adopted the corporate governance principles set forth below (the “Principles”) as a framework for the governance of the Company. The Nominating and Corporate Governance Committee (the “Committee”) reviews the Principles annually and recommends changes to the Board as appropriate.

1.     ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

Role of the Board of Directors

The Board, which is elected by the Company’s shareholders, oversees the management of the Company and its business.  The Board selects the senior management team, which is responsible for operating the Company’s business, and monitors the performance of senior management.  The Board also oversees a Company-wide approach to risk management that includes overseeing the assessment of the major risks facing the Company and the steps management is taking to manage such risks.

Size, Composition and Membership Criteria

Pursuant to the listing standards of the NASDAQ, a majority of the Board shall consist of a majority of independent directors. An “independent’ director is a director who meets the NASDAQ definition of independence, as determined by the Board.  The Board has adopted the standards set forth in Attachment A to these Principles to assist it in assessing the independence of directors.  The Board makes an affirmative determination regarding the independence of each director annually.

The Committee considers and makes recommendations to the Board regarding the size, structure, composition and functioning of the Board.  The Board should have no fewer than three (3) and no more than seven (7) directors.

The Committee is responsible for establishing processes and procedures for the selection and nomination of directors, and for developing and recommending to the Board, and periodically reviewing, Board membership criteria.  The Board’s criteria include business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board activities, and the absence of potential conflicts with the Company’s interests.  The Committee considers these criteria in the context of the perceived needs of the  Board as whole and seeks to achieve a diversity of occupational and personal backgrounds on the Board.

The Committee reviews the qualifications of director candidates in light of criteria approved by the Board and recommends the Company’s candidates to the Board for election by the Company’s shareholders at the annual meeting.  The Committee also considers director candidates recommended by Company shareholders.

Board Leadership

The Board presently believes that it is in the best interests of the Company and its shareholders for a single person to serve as Chairman of the Board and CEO. To provide for independent leadership, the independent directors have appointed an independent director to serve as the Lead Director for a term of two (2) years with a maximum of two (2) consecutive terms. The Lead Director’s responsibilities include (a) coordinating the activities of the independent directors, (b) presiding at meetings of the Board at which the Chairman and CEO is not present, including executive sessions of the non-management and independent directors, (c) setting the agenda for and leading the regularly-held non-management and independent directors sessions, and briefing the Chairman and CEO on any issues arising from those sessions, (d) acting as the principal liaison to the Chairman and CEO for the views, and any concerns and issues, of the independent directors, (e) advising on the flow of information sent to the Board, and reviewing the agendas, materials, and schedules for Board meetings, (f) being available for consultation and communication with major shareholders as appropriate, (g) maintaining close contact with the chair of each standing committee, and (h) performing other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.

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Change in Principal Occupation

When a director’s principal occupation or business association changes substantially during the director’s tenure on the Board, the director must tender his or her resignation for consideration by the Committee.  The Committee recommends to the Board the action, if any, to be taken with respect to the resignation.

Service on Other Boards and Audit Committees

Directors are encouraged to limit the number of other boards on which they serve so as not to interfere with their service as a director of the Company. Before accepting an invitation to serve on another corporate board a director must advise the chair of the Committee and tender his or her resignation for consideration by the Committee. The Committee recommends to the Board the action, if any, to be taken with respect to the resignation. Directors may not serve on the boards of more than four for-profit enterprises without prior Board approval. Members of the Audit Committee may not serve on the audit committees of more than two other public companies without prior Board approval.

Retirement; Term Limits

The Board does not believe that it should establish term limits.  Term limits may result in the loss of directors who, over a period of time, have developed substantial insight into the Company and its operations.  As an alternative to term limits, the Committee assesses the contributions of each incumbent director prior to the director’s nomination to another term.  This also gives each director the opportunity to confirm his or her desire to continue as a member of the Board.

2.	FUNCTION OF THE BOARD

Agendas

The Chairman and CEO establishes the agenda for each Board meeting, and the Lead Director reviews the agenda. Agenda items that fall within the scope of responsibilities of a Board committee are reviewed with the chair of that committee. Directors are encouraged to suggest the inclusion of items on the agenda. Directors are also free to raise subjects at a Board meeting that are not on the agenda for that meeting.

Distribution and Review of Board Materials

Board materials related to agenda items are provided to directors sufficiently in advance of Board meetings to allow directors to review and prepare for discussion of the items at the meeting.  In some cases, due to timing or the sensitive nature of an issue, materials are presented only at the Board meeting.

Meetings

The Board holds four regularly scheduled meetings throughout the year and holds additional meetings as necessary to carry out its responsibilities. Directors are expected to attend Board meetings and meetings of the Board committees on which they serve. Directors are also expected to attend the annual general meeting of shareholders absent unusual circumstances. Independent directors shall meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Executive Sessions

At each regularly scheduled Board meeting both the non-management directors and the independent directors meet in executive session. Additional executive sessions may be held from time to time as required or determined to be necessary or appropriate. The Lead Director presides at executive sessions.

Strategic Planning

The Board reviews the Company’s long-term strategic plan and business unit initiatives at least annually.

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3.	NUMBER, STRUCTURE AND INDEPENDENCE OF COMMITTEES

The Board has three standing committees: Audit, Nominating and Corporate Governance, and Compensation.

The Audit, Nominating and Corporate Governance, and Compensation Committees shall consist entirely of independent directors.  In addition, directors who serve on the Audit Committee must meet additional, heightened, independence criteria applicable to audit committee members under NASDAQ listing standards and Securities and Exchange Commission rules.

The Board may also establish and maintain other committees from time to time as it deems necessary and appropriate.

Assignment of Committee Members

The Committee considers and makes recommendations to the Board regarding committee size, structure, composition and functioning. Committee members and chairs are recommended to the Board by the Committee and appointed by the full Board.

Responsibilities

Each standing committee operates under a written charter that sets forth the purposes and responsibilities of the committee as well as qualifications for committee membership. Each standing committee assesses the adequacy of its charter annually and recommends changes to the Board as appropriate. All committees report regularly to the full Board with respect to their activities.

Meetings and Agendas

The chair of each committee, in consultation with the Chairman and CEO, determines the frequency, length and agenda of the committee’s meetings. Materials related to agenda items are provided to committee members sufficiently in advance of meetings where necessary to allow the members to review and prepare for discussion of the items at the meeting.

4.	DIRECTOR ACCESS TO MANAGEMENT, EMPLOYEES AND ADVISORS

At the invitation of the Board, members of senior management may attend Board meetings or portions of meetings for the purpose of presenting matters to the Board and participating in discussions.  Directors also have full and free access to other members of management and to employees of the Company.

The Board has the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions. Each of the Audit, Nominating and Corporate Governance, and Compensation Committees has similar authority to retain outside advisors as it determines appropriate to assist it in the performance of its functions.

5.	DIRECTOR COMPENSATION; STOCK OWNERSHIP GUIDELINES

The Compensation Committee annually reviews the compensation of directors. Director compensation is set by the Board based upon the recommendation of the Compensation Committee. Non-management directors receive a combination of cash and equity compensation for service on the Board. Management directors do not receive compensation for service on the Board.

6.	SUCCESSION PLANNING

The Board plans for succession to the position of Chairman and CEO as well as certain other senior management positions. The Compensation Committee along with the CEO reports to the Board periodically on succession planning and management development and provides the Board with recommendations and evaluations of potential successors. The Chairman and CEO, also makes available to the Board, on a continuing basis, recommendations regarding who should assume the position of Chairman or CEO in the event that he or she becomes unable or unwilling to perform the duties of such position.

The Board periodically reviews the structure of Board and Company leadership as part of the succession planning process.

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7.	FORMAL EVALUATION OF THE CEO

The Compensation Committee is responsible for setting annual and long-term performance goals for the CEO, evaluating the CEO’s performance against those goals, and recommending the CEO’s compensation to the independent directors for approval. Both the goals and the evaluation are submitted for consideration by the independent directors meeting in executive session. The results of the evaluation are shared with the CEO and used by the Compensation Committee in considering the CEO’s compensation. The Chair of the Compensation Committee, with input from the independent directors, recommends the Chairman and CEO’s compensation to the Compensation Committee in executive session. The Compensation Committee then recommends the CEO’s compensation to the independent directors for review and approval.

8.	DIRECTOR ORIENTATION AND CONTINUING EDUCATION

The Company has an orientation process for Board members that is designed to familiarize new directors with the Company’s business, operations, finances, and governance practices. The Board encourages directors to participate in education programs to assist them in performing their responsibilities as directors.

9.	ANNUAL PERFORMANCE EVALUATIONS

The Board conducts an annual self-evaluation to assess its performance. The Audit, Nominating and Corporate Governance, and Compensation Committees conduct annual self-evaluations to assess their performance. The ability of individual directors to contribute to the Board is considered in connection with the re-nomination process.

The Committee is responsible for developing, administering and overseeing processes for conducting evaluations.

10.	CLAWBACK POLICY

In the event of a material restatement of the Company’s financial results, the Board will review the facts and circumstance that led to the requirement for the restatement and will take such actions as it deems necessary or appropriate. The Board will consider whether any executive officer received compensation based on the original financial statements because it appeared he or she achieved financial performance targets that in fact were not achieved based on the restatement. The Board will also consider the accountability of any executive officer whose acts or omissions were responsible in whole or in part for the events that led to the restatement and whether such acts or omissions constituted misconduct.

The actions the Board may elect to take against a particular executive officer, depending on all the facts and circumstances as determined during their review, could include (i) the recoupment of all or part of any bonus or other compensation paid to the executive officer that was based upon the achievement of financial results that were subsequently restated, (ii) disciplinary actions, up to and including termination, and/or (iii) the pursuit of other available remedies.

For purposes of this Policy, the term “executive officers” means all Section 16 reporting employees and such other executives of the Company as may be determined by the Board.

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Attachment A

An “independent” director is a director whom the Board of Directors has determined has no material relationship with the Company or any of its consolidated subsidiaries (collectively, the “Company”), either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company. For purposes of this definition, the Board has determined that a director is not independent if:

  the director is, or in the past three years has been, an employee of the Company, or an immediate family member of the director is, or in the past three years has been, an executive officer of the Company;
  (a) the director or an immediate family member of the director, is a current partner of the Company’s internal or outside auditor, (b) the director is a current employee of the Company’s Internal or outside auditor, (c) an immediate family member of the director is a current employee of the Company’s internal or outside auditor who personally works on the Company’s audit, or (d) the director, or an immediate family member of the director, was within the past three years (but is no longer) a partner or employee of the Company’s internal or outside auditor and personally worked on the Company’s audit within that time.;
  the director, or a member of the director’s immediate family, is or in the past three years has been, an executive officer of another company where any of the Company’s present executive officers serves or served In the past three years on the compensation committee;
  the director, or a member of the director’s Immediate family, receives or has received, during any twelve (12) month period within the past three years, any direct compensation from the Company In excess of $120,000 per year, other than compensation for Board service, compensation received by the director’s Immediate family member for service as an employee (other than an executive officer) of the Company, and pension or other forms of deferred compensation for prior service with the Company;
  the director is a current executive officer or employee, or a member of the director’s immediate family Is a current executive officer, of another company that makes payments to or receives payments from the Company, or during any of the last three fiscal years has made payments to or received payments from the Company, for property or services In an amount that, In any single fiscal year, exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues; or
  the director, or the director’s spouse, Is a current executive officer of a non-profit organization to which the Company or the Company makes, or In the past three fiscal years has made, payments that, In any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization’s consolidated gross revenues (amounts that the Company contributes under matching gifts programs are not included in the payments calculated for purposes of this standard.);

An “immediate family” member includes a director’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in law, brothers and sisters-in-law, and anyone (other than a domestic employee) who shares the director’s home.

In addition, a director is not considered independent for purposes of serving on the Audit Committee, and may not serve on the Audit Committee, if the director:  (a) accepts, directly or indirectly, from the Company or any of its subsidiaries, any consulting, advisory, or other compensatory fee, other than Board and committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company; or (b) is an “affiliated person” of the Company or any of its subsidiaries; each as determined in accordance with Securities and Exchange Commission regulations.

Last Reviewed and Accepted on November 11, 2015

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